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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2001


                          Discover Card Master Trust I
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                     0-23108                        51-0020270
      --------                     -------                        ----------
     (State of                   (Commission                    (IRS Employer
   Organization)                File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                19720
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable




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Item 5. Other Events

        Series 1997-1. On December 31, 2001, Discover Bank, as Master Servicer under the Series 1997-1 Supplement, dated as of August 26, 1997, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the "Series 1997-1 Supplement"), elected pursuant to Section 22 of the Series 1997-1 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the August 2002 Distribution Date (as each such term is defined in the Series 1997-1 Supplement).









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                     (Registrant)


                                   By:  Discover Bank
                                        (Originator of the Trust)


                                   By:  /s/ Michael F. Rickert
                                        ----------------------------------------
                                        Michael F. Rickert
                                        Vice President, Chief Accounting Officer
                                        and Treasurer


Date:  December 31, 2001